Exhibit 10.3

      CONFIDENTIAL TREATMENT REQUEST

      [ * ] INDICATES INFORMATION THAT HAS BEEN OMITTED PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST AND THIS INFORMATION HAS BEEN FILED UNDER SEPARATE COVER WITH THE COMMISSION.

                             SECOND SUPPLY AGREEMENT

      THIS SUPPLY AGREEMENT ("Agreement") made as of the 1st day of February 2008, between ANDAPHARM LLC, a Florida limited liability company having its principal place of business at 5315 NW 35th Terrace, Fort Lauderdale, Florida 33309 ("ANDAPHARM") and Breckenridge Pharmaceutical, Inc. having its principal place of business at 1141 S. Rogers Circle, Boca Raton, FL 33487 ("BRECKENRIDGE").

                                    RECITALS

      A. WHEREAS, ANDAPHARM is engaged in the business of developing, manufacturing, and selling pharmaceutical products;

      B. WHEREAS, BRECKENRIDGE is engaged in the business of developing, marketing and distributing pharmaceutical products;

      C. WHEREAS ANDAPHARM agrees to supply commercial quantities of the designated products exclusively to and on behalf of BRECKENRIDGE, subject to other terms herein.

      D. BRECKENRIDGE agrees to purchase from ANDAPHARM commercial supplies of the designated products.

      E. WHEREAS ANDAPHARM and BRECKENRIDGE entered into a Supply Agreement on March 13, 2007, pursuant to which ANDAPHARM agreed to supply
            [   *   *   ] to BRECKENRIDGE (the "Original Supply Agreement");

      F.    WHEREAS, ANDAPHARM and BRECKENRIDGE desire to agree upon new terms,
            whereby ANDAPHARM will supply [   *   ] to Breckenridge as set forth
            herein, and which shall supercede the Original Supply Agreement; and

      NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, hereby agree as follows:

                             ARTICLE 1 - DEFINITIONS

1.1 "AFFILIATE" of a party means any Person directly or indirectly controlled by, controlling or under common control with such party. "CONTROL" means the legal power to direct or cause the direction of the general management or policies of a Person through more than fifty percent (50%) of the ownership of voting securities, by contract or by other means.

1.2 THE PRODUCT(S). The "Product(s)" shall mean the Product(s) listed in EXHIBIT A. Products(s) may be added to EXHIBIT A by written agreement of the parties.

1.3   THE FDA. The "FDA" shall mean the United States Food and Drug
      Administration.

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

1.4 PURCHASE TERM. The "Purchase Term" shall mean the [ * ] period that begins on the date this agreement is signed. In the event that neither party gives the other written notice [ * ] months prior to the end of the initial [ * ] Purchase Term, the Agreement shall automatically be extended for successive [ * ] terms.

1.5 PURCHASE PRICE. The "Purchase Price" shall mean the price per unit as specified in EXHIBIT A hereof and subject to adjustment in accordance with Paragraph 2.2.

                          ARTICLE 2 - SUPPLY & PURCHASE

2.1   MANUFACTURE AND SUPPLY OF PRODUCT. Subject to the terms of this Agreement,
      ANDAPHARM shall [   *   ] to manufacture, package, and supply the Product
      to BRECKENRIDGE, subject to other terms herein. All Products shall be supplied by ANDAPHARM in accordance with accepted purchase orders received from BRECKENRIDGE. In consideration of ANDAPHARM's commitments in this Agreement, BRECKENRIDGE shall purchase from ANDAPHARM the minimum annual requirement listed on EXHIBIT A, as provided herein. The minimum annual
      requirement period shall commence [   *   ]  [   *   ]. In its sole
      discretion, BRECKENRIDGE shall be permitted to have the Product manufactured for and supplied to its Affiliate, who is qualified to
      receive the Product and [   *   ].

            (a) LABELING AND PACKAGING. With the exception of label artwork, which shall be provided by BRECKENRIDGE, ANDAPHARM shall be solely responsible for the procuring of materials and API, packaging, labeling, performing all applicable analytical release testing, and otherwise preparing for delivery of the Product in accordance with the specifications agreed upon by the parties, as well as applicable federal and state regulations, including, without limitation, cGMP's relating to the FDA. ANDAPHARM shall perform all of the above services for product samples except for labels, labeling, and packaging. API shall be ordered from a supplier providing a suitable Certificate of Analysis demonstrating compliance with the required Specifications. Andapharm shall be responsible for all costs relating to [ * ]; however, in the event that Breckenridge requests
            more than [     *     ], it shall be charged [ * ];

                  i)  [     *     ]

                  ii) [     *     ]

            (b) DATING. All Product shipped on behalf of BRECKENRIDGE, on the date of shipment by ANDAPHARM, shall have a shelf-life of at least [ * ] months, but

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            only if the stability testing results support a minimum of a [ * ] month shelf-life.

            (c) LIMITED EXCLUSIVITY. ANDAPHARM shall not be obligated to, and will not, manufacture and supply the Product to any third party
            during the Term, except to [    *    ].

2.2 PURCHASE ORDERS AND PRICE. $ [ * ] of [ * ] as described in Exhibit A. Breckenridge shall make all purchases hereunder by submitting to Andapharm written purchase orders. Each Purchase Order shall be in batch-size multiples of [ * ] bottles with a minimum [ * ] day delivery date. Andapharm shall notify Breckenridge within [ * ] days of receipt of Purchase Order if it cannot fulfill Breckenridge's requirements contained therein.

      The initial purchase prices for the Products purchased under this Agreement shall be those set forth on EXHIBIT A. The parties agree to
      cooperate in adjusting prices due to [              *             ]
      ANDAPHARM agrees to provide documentation for such costs, if requested by
      Breckenridge. [   *   ], price increase for the finished-good Product
      shall not exceed [   *   ]. Any change contemplated herein shall be
      mutually agreed upon by the parties hereto and memorialized in a writing signed by both ANDAPHARM and BRECKENRIDGE. After [ * ] of the Purchase Term, this Agreement may be terminated by either party with [ * ] days written notice if a price adjustment cannot be mutually agreed upon and assuming any such proposed adjustments are commercially reasonable.

2.3   DELIVERY. Delivery shall be [   *   ], or to any other location in
      [    *    *    ], no later than the delivery date specified by
      BRECKENRIDGE, but, in no event, later than [ * ] days from the date of manufacture.

2.4 BILLING AND PAYMENT. ANDAPHARM shall invoice BRECKENRIDGE the Purchase Price for all units in each shipment of Products delivered to BRECKENRIDGE. Payment terms shall be as per section 2.5.

2.5   PREPAYMENT OF API. Breckenridge agrees to prepay, subject to pricing
      fluctuations, the cost of API at [ * ] per [   *   ].

                  ARTICLE 3 - QUALITY AND REGULATORY COMPLIANCE

3.1 QUALITY CONTROL. Each shipment of the Product to BRECKENRIDGE shall be accompanied by a Certificate of Analysis prepared by an authorized representative of ANDAPHARM certifying that the Product in the shipment has been tested in accordance with the specifications for the Product and was manufactured in compliance with cGMP. ANDAPHARM will send a copy of the Certificate of Analysis with each shipment to BRECKENRIDGE, and the original will be filed at ANDAPHARM, but shall be made

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      available to BRECKENRIDGE upon request.

            (a) Each lot of the Product shall be manufactured according the specifications mutually agreed upon between the parties. ANDAPHARM shall promptly notify BRECKENRIDGE in writing prior to instituting any changes to the specifications for the Product;

            (b) ANDAPHARM shall be permitted to subcontract some portions of the work contemplated by this Agreement to a third party upon first obtaining prior written consent from BRECKENRIDGE, which shall not be unreasonably withheld. Notwithstanding the preceding sentence, ANDAPHARM shall remain solely responsible for executing and monitoring the work performed by such subcontractors, including cGMP compliance of such subcontractor(s), pursuant to the terms of this Agreement. In addition, ANDAPHARM may subcontract packaging to Kirk Pharmaceuticals without the consent of BRECKENRIDGE.

3.2 REJECTION. Provided BRECKENRIDGE provides valid testing methods and protocols to ANDAPHARM, BRECKENRIDGE may examine and test Products as it sees fit. If BRECKENRIDGE finds that any lot of the Product, or part thereof, fails to conform to agreed specifications or other representations and warranties given by ANDAPHARM herein, then
      BRECKENRIDGE will notify ANDAPHARM within [   *   ] days of receipt of the
      Product, specifying the manner in which all or part of such shipment fails to meet the required specifications. If BRECKENRIDGE rejects a shipment
      before payment is due, [   *   ]. If BRECKENRIDGE rejects a shipment after
      payment has been made, [   *   ].

3.3   RECALLS. If any Product is recalled [   *   ], then [   *   ] shall bear
      all   [   *   ]. If the recalled Products are to be destroyed and the
      recall is due to [ * ] ANDAPHARM, at BRECKENRIDGE's request, shall
      [   *   ]. If such a recall is due to [   *   ], then BRECKENRIDGE shall
      [   *   ]. In no event shall [   *   ] be responsible for any [   *   ]
      incurred by [   *   ]. The parties agree to cooperate in case of a recall
      of any of the Products and provide such information as may be necessary to effectuate the recall and to satisfy any

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      regulatory requests about the recall.

3.4 DISPUTES. If ANDAPHARM disputes BRECKENRIDGE's right to reject all or part of any shipment of the Products as set forth in Paragraph 3.2 or BRECKENRIDGE's decision to recall any Product pursuant to paragraph 3.3 hereof (except where requested by FDA to do so), such dispute shall be resolved by the decision of an independent testing organization or consultant mutually agreed upon by the parties to act as an arbitrator, the appointment of which shall not be unreasonably withheld or delayed by either party. The determination of such entity with respect to all or part of any shipment of the Products shall be final and binding upon the parties and enforceable in any court of competent jurisdiction,
      [         *         ]. The fees and expenses of the third party making the
      determination shall be paid by the party against which the determination is made. If the parties cannot agree to the independent testing organization or consultant to act as arbitrator within 30 days after notice of the dispute by either party to the other with a request to exercise this provision, the parties may proceed with their respective rights and remedies under Florida law.

3.5 INSPECTION. BRECKENRIDGE shall have the right, at its sole cost and expense, to enter and inspect Andapharm's premises upon reasonable notice during normal business hours for the purpose of inspecting the facilities, procedures and any relevant records relating to the manufacture of Product (including but not limited to, all batch sheets and records for all manufacturing steps), during the Term of this Agreement. In addition, BRECKENRIDGE shall have the right, at its sole cost and expense, to be present during the manufacture of Product, upon reasonable advance notice to ANDAPHARM. In the event that any of ANDAPHARM's Facilities used in the manufacturing of Product hereunder are inspected by representatives of any U.S. federal, state or local regulatory agency in connection with ANDAPHARM's manufacture of the Product, ANDAPHARM shall notify BRECKENRIDGE immediately by telephone, in advance of the inspection when practicable but in no event later than three (3) days after inspection and follow up in writing, upon learning of such inspection, and shall supply BRECKENRIDGE, no later than three (3) days after receipt by ANDAPHARM, with copies of any reports or responses including, but not limited to any Form 483s, Establishment Inspection Reports (EIRs), or Warning Letters prepared by the agency or ANDAPHARM relating to such inspection.

3.6 MANUFACTURING RECORDS. ANDAPHARM shall maintain adequate and accurate books and records in accordance with FDA requirements. ANDAPHARM agrees that its quality assurance staff shall review the manufacturing records for all steps and all lots of Product it manufactures hereunder. Upon discovery of any deviation from GMP or from any warranty hereunder ANDAPHARM shall conduct promptly an appropriate investigation to determine the cause of such deviation and take appropriate action at its expense to avoid recurrence. ANDAPHARM shall provide a copy of any such investigation report to BRECKENRIDGE.

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.7 REGULATORY AGENCY COMMUNICATION. Each party will promptly notify but in no event later than [ * ] days of receipt the other party of, and provide the other party with copies of, any correspondence and/or other documentation received or prepared by the party in connection with (1) receipt of any warning letter or other regulatory correspondence from the FDA or any other regulatory authority in connection with the manufacture, packaging and storage of the Product; or (2) any recall of the Product; provided that a party may redact from such communications portions thereof which the party is required to keep confidential pursuant to binding agreements with third parties.

3.8   REGULATORY APPROVAL. In the event ANDAPHARM files an application with the
      FDA seeking approval for the Product, [       *       ].

                   ARTICLE 4 - REPRESENTATIONS AND WARRANTIES

4.1 JOINT REPRESENTATIONS AND WARRANTIES. Each party represents to the other that it will not take any action, or fail to take any action, that would cause a violation of the Federal Food Drug and Cosmetic Act, or any other Federal, State or local law or regulation during the term of this contract.

4.2 REPRESENTATIONS AND WARRANTIES OF BRECKENRIDGE. ANDAPHARM is entering into this Agreement in reliance upon the following express representations and warranties, each of which is made by BRECKENRIDGE:

      (a) NO CONFLICTS. BRECKENRIDGE represents and warrants that neither this Agreement, nor the carrying out of the terms and conditions that are contemplated by this Agreement, will violate the rights of any other party or result in the creation of any right or claim that may adversely affect BRECKENRIDGE's performance of its obligations under this Agreement.

      (b) AUTHORITY. BRECKENRIDGE warrants, represents and covenants that BRECKENRIDGE has the legal right to enter into this Agreement and perform its obligations hereunder. In addition, the undersigned signatory for BRECKENRIDGE represents and warrants that he has been duly authorized to sign this Agreement on behalf of BRECKENRIDGE and he further represents that all requisite corporate and partnership action has been taken on the part of BRECKENRIDGE to approve this Agreement.

      (c) REGULATORY COMPLIANCE. BRECKENRIDGE will comply with all applicable United States and state laws, statutes, rules, and regulations, including applicable current FDA guidelines. Without limitation, BRECKENRIDGE shall be responsible for obtaining all necessary permissions and licenses for the sale and distribution of Product, in accordance with the applicable United States and state laws, statutes, rules, and

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      regulations;

      (d) DEBARMENT. To the best of BRECKENRIDGE's knowledge, it has not and will not use the services of any persons debarred under 21 U.S.C. Section 335(a) or (b) in any capacity associated with or related to the manufacture of the Product. BRECKENRIDGE also warrants that neither BRECKENRIDGE nor any of its officers or employees has been convicted of a felony under the U.S. federal law for conduct relating to the development or approval, including the process for development or approval, of any drug product, new drug application or abbreviated new drug application and neither BRECKENRIDGE nor any of its officers or employees has been convicted of a felony under the U.S. federal law for conduct relating to the regulation of any product under the Federal Food, Drug and Cosmetic Act. If required, BRECKENRIDGE shall provide for FDA submission a standard "Debarment Certification" upon request of ANDAPHARM.

4.3 REPRESENTATIONS AND WARRANTIES BY ANDAPHARM. BRECKENRIDGE is entering into this Agreement in reliance upon the following express representations and warranties, each of which is made by ANDAPHARM:

      (a) NO CONFLICTS. ANDAPHARM represents and warrants that neither this Agreement, nor the carrying out of the terms and conditions that are contemplated by this Agreement, will violate the rights of any other party or result in the creation of any right or claim that may adversely affect ANDAPHARM's performance of its obligations under this Agreement.

      (b) AUTHORITY. ANDAPHARM warrants, represents and covenants that ANDAPHARM has the legal right to enter into this Agreement and perform its obligations hereunder. In addition, the undersigned signatory for ANDAPHARM represents and warrants that he has been duly authorized to sign this Agreement on behalf of ANDAPHARM and he/she further represents that all requisite corporate action has been taken on the part of ANDAPHARM to approve this Agreement.

      (c) REGULATORY COMPLIANCE. ANDAPHARM will comply with all applicable United States and state laws, statutes, rules, and regulations, including applicable current FDA guidelines, in the performance of work under this Agreement. Without limitation, ANDAPHARM shall be responsible for obtaining all necessary permissions and manufacturing licenses for the manufacture of Product, in accordance with the applicable United States and state laws, statutes, rules, and regulations;

      (d) CGMP COMPLIANCE. All manufacturing under this Agreement will be conducted in accordance in all respects with cGMP;

      (e) DISBARMENT. To the best of ANDAPHARM's knowledge, it has not and will not use the services of any persons debarred under 21 U.S.C. Section 335(a) or (b) in any capacity associated with or related to the manufacture of the Product. ANDAPHARM also warrants that neither ANDAPHARM nor any of its officers or employees has been convicted of a felony under the U.S. federal law for conduct relating to the

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      development or approval, including the process for development or approval, of any drug product, new drug application or abbreviated new drug application and neither ANDAPHARM nor any of its officers or employees has been convicted of a felony under the U.S. federal law for conduct relating to the regulation of any product under the Federal Food, Drug and Cosmetic Act. If required, ANDAPHARM shall provide for FDA submission a standard "Debarrment Certification" upon request of BRECKENRIDGE.

4.4 SURVIVAL. The representations and warranties set forth in this Agreement shall survive any termination or expiration of this Agreement for any reason for a period of [*] years following any such termination or expiration. Any claim based in whole or part upon any breach of representation or warranty must be brought within such [*] period.

                         ARTICLE 5 - REGULATORY MATTERS

5.1 REGULATORY DOCUMENTATION. ANDAPHARM shall make available for BRECKENRIDGE to inspect all licenses and permits necessary for BRECKENRIDGE to insure it has met its regulatory requirements. BRECKENRIDGE may not remove any documentation from ANDAPHARM without ANDAPHARM's knowledge, and will not allow any documents marked as confidential to be shown to other parties without ANDAPHARMs consent; provided such information is not already in the public domain; known by that party prior to any review, or required to continue compliance with any regulatory agency.

5.2 PRODUCT COMPLAINTS. Each party shall immediately inform the other in writing of quality, health or safety related concerns or inquiries that raise potentially serious and unexpected quality, health or safety concerns as to any of the Products. All such other information not involving any of the above shall be transmitted to the other party within [*] business days following receipt. BRECKENRIDGE shall be responsible for receiving, recording and responding to all inquiries or complaints from customers, including alleged adverse drug events relating to the Product. Each Party agrees to cooperate with the other Party and to provide all information reasonably necessary to investigate and respond to any such inquiries or complaints and each Party agrees to keep the other Party regularly and promptly informed of any complaints it receives relating to the Product and to notify the other Party of any adverse drug event reports coming to its attention during the term of this Agreement.

                           ARTICLE 6 - INDEMNIFICATION

6.1 INDEMNIFICATION. BRECKENRIDGE shall, at its sole cost and expense, defend, indemnify and hold ANDAPHARM and its affiliates and their respective officers, directors, agents and employees harmless from and against any third-party losses, claims, liabilities, obligations, expenses and/or damages (collectively, "Claim(s)") to the extent that such Claims arise out of or in connection with, result from, or are caused by: (i) BRECKENRIDGE or any of BRECKENRIDGE's Personnel's gross negligence, willful misconduct or fraud in connection with the marketing, sale, or distribution of the Product as relating to this Agreement; (ii) any breach by BRECKENRIDGE of any of

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      its representations, terms, obligations, warranties or covenants contained in this Agreement; (iii) any allegation that any of the Products, or any aspect thereof, infringes upon or violates any patent, copyright, trade secret, trademark or other proprietary right of any third party relating to the marketing, sale, or distribution of the Product as relating to this Agreement; or (iv); PROVIDED, HOWEVER, that BRECKENRIDGE shall have no liability or indemnification obligations hereunder to the extent any such Claim is caused by the gross negligence, willful misconduct or fraud of ANDAPHARM, its affiliates or their respective officers, directors, agents and/or employees. Any and all legal-related matters and costs triggered by this provision shall be undertaken and incurred, respectively, solely through counsel selected and managed by BRECKENRIDGE, in its sole discretion, who shall assume sole direction and control of such legal matters. ANDAPHARM agrees to fully cooperate in the defense of any such Claims. Breckenridge shall be obligated under this provision so long as Andapharm notifies Breckenridge within ten (10) days of learning of any Claims, or cease and desist notices related thereto, which would trigger Breckenridge's obligations hereunder. The indemnification rights set forth in this Section 4.4 are in addition to, and shall not limit in any way, any rights to action or remedies that the parties may have in law or equity.

6.2 INDEMNIFICATION. ANDAPHARM shall, at its sole cost and expense, defend, indemnify and hold BRECKENRIDGE and its affiliates and their respective officers, directors, agents and employees harmless from and against any third-party losses, claims, liabilities, obligations, expenses and/or damages (including without limitation reasonable attorneys'
      fees)(collectively, "Claim(s)") to the extent that such Claims arise out of or in connection with, result from, or are caused by: (i) ANDAPHARM or any of ANDAPHARM's Personnel's gross negligence, willful misconduct or fraud in connection with the execution and/or performance of this Agreement, including, without limitation, the manufacturing, packaging, and supply of the Product; (ii) any breach by ANDAPHARM of any of its representations, terms, obligations, warranties or covenants contained in this Agreement; (iii) any allegation that any of the Products, or any aspect thereof, infringes upon or violates any patent, copyright, trade secret, trademark or other proprietary right of any third party relating to the manufacture, packaging, and supply of the Product; PROVIDED, HOWEVER, that ANDAPHARM shall have no liability or indemnification obligations hereunder to the extent any such Claim is caused by the gross negligence, willful misconduct or fraud of BRECKENRIDGE, its affiliates or their respective officers, directors, agents and/or employees. Any and all legal-related matters and costs triggered by this provision shall be undertaken and incurred, respectively, solely through counsel selected and managed by ANDAPHARM, in its sole discretion, who shall assume sole direction and control of such legal matters. BRECKENRIDGE agrees to fully cooperate in the defense of any such Claims. Andapharm shall be obligated under this provision so long as Breckenridge notifies Andapharm within ten
      (10) days of learning of any Claims, or cease and desist notices related thereto, which would trigger Andapharm's obligations hereunder. The indemnification rights set forth in this Section 4.5 are in addition to, and shall not limit in any way, any rights to action or remedies that the parties may have in law or equity.

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.3   INSURANCE.

            (a) ANDAPHARM represents and warrants that it has obtained and shall at all times during the term of this Agreement maintain at its own cost
      and expense, in respect to its performance hereunder: (a) [      *      ];
      (b) worker's compensation insurance in accordance with the statutory
      requirements of Florida; and (c) [       *       ].

            (b) BRECKENRIDGE represents and warrants that it has obtained and
      shall at all times maintain at its own cost and expense [       *       ]
      Breckenridge will supply ANDAPHARM with a certificate of insurance to evidence such coverage, upon request.

6.4 LIMITATION OF LIABILITY. The liability of either party to the other for any claim arising out of contract, negligence or strict liability in tort, or any other claim relating to this Agreement, shall be limited to the actual damages suffered or incurred by a party. Except for indemnification for infringement and the cost of cover, in no event shall either party be liable for incidental or consequential damages, loss of business or profits, special or indirect damages of any nature whatsoever even if it has been advised of the possibility of such damages. The limitations of liability stated in this Agreement form an essential basis of the bargain between the parties and apply regardless of whether any limited remedy hereunder fails of its essential purpose. Nothing herein shall limit any right of recovery under any policy of insurance or any bond.

                          ARTICLE 7 - TERMS, TERMINATION

7.1 TERM. This Agreement shall become effective as of the date first written above and shall remain in full force and effect through the end of the Purchase Term, or until earlier terminated as provided herein.

7.2   TERMINATION. This Agreement may be terminated at any time:

      (a) by either party if the other party fails to remedy and make good any default in the performance of any condition or obligation under this Agreement within [ * ] days of the date a written notice of default is sent to the defaulting party thereof, (OTHER THAN THE FAILURE TO PAY ANY AMOUNT DUE UNDER THIS AGREEMENT, FOR WHICH [ * ] NOTICE SHALL BE AVAILABLE EXCEPT AS PROVIDED ELSEWHERE.);

      (b) by either party upon bankruptcy or insolvency of the other party or placing of the business of such party in receivership;

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      (c) by BRECKENRIDGE upon providing written notice to ANDAPHARM, if BRECKENRIDGE and/or ANDAPHARM are prohibited by Federal or State law or order from manufacturing or distributing the Products.

      (d)   by ANDAPHARM in accordance with Article 3.8;

      (e) by either party if a price adjustment cannot be mutually agreed upon in accordance with Article 2.2.

7.3 WAIVER. Failure to terminate this Agreement following a breach or failure to comply with the terms and conditions of this Agreement shall not be deemed a waiver of the non breaching party's defenses, rights or causes of action arising from such or any future breach or noncompliance.

                             ARTICLE 8 - ASSIGNMENT

8.1 ASSIGNMENT. This Agreement may not be assigned by BRECKENRIDGE or ANDAPHARM or the obligations of BRECKENRIDGE and ANDAPHARM delegated hereunder without the prior written consent of BRECKENRIDGE or ANDAPHARM, which shall not be unreasonably withheld. Notwithstanding the foregoing, BRECKENRIDGE or ANDAPHARM may assign any or all of its rights and obligations under this Agreement, without obtaining the other's consent, only in the event of the merger or consolidation of BRECKENRIDGE or ANDAPHARM with another entity or the purchase by another entity of all or substantially all of the assets of BRECKENRIDGE or ANDAPHARM. Notwithstanding the foregoing, this Agreement shall survive the merger or consolidation of BRECKENRIDGE or ANDAPHARM with another entity or the purchase by another entity of all or substantially all of the assets of BRECKENRIDGE or ANDAPHARM and BRECKENRIDGE and ANDAPHARM agrees to give each other thirty (30) days' notice of any such merger, consolidation or purchase, if and to the extent it may do so under applicable securities laws.

                            ARTICLE 9 - FORCE MAJEURE

9.1 FORCE MAJEURE. No failure or omission by the parties in the performance of any obligation according to this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the control of the party, including, but not limited to, strikes, riots, war, acts of terrorism, acts of God, invasion, fire, explosion, floods, delay of carrier, shortage or failure in the supply of materials, energy shortage and acts of government or governmental agencies or instrumentalities.

9.2 OBLIGATIONS OF THE PARTIES IN CASE OF FORCE MAJEURE. In the event that due to force majeure either party hereto shall be delayed or hindered in or prevented from the performance of its duties or doing acts required under the terms of this Agreement, the performance of such act, except for the obligation to pay amounts due under this Agreement, shall be excused for the period of the delay but in no event longer than 6 months, at which time any party may terminate the agreement. Notwithstanding the aforementioned, the party subject to force majeure shall take all reasonable steps to

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      resolve the condition(s) forming the basis of force majeure.

                           ARTICLE 10 - MISCELLANEOUS

10.1 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida (without regard for conflict rules thereof) and the United States.

10.2 SEVERABILITY. Should any section, or portion, of this Agreement be held invalid by reason of any law, statute or regulation existing now or in the future in any jurisdiction by any court of competent authority or by legally enforceable directive of any governmental body, then such section or portion thereof shall be validly reformed so as to approximate the intent of the parties as nearly as possible and, if unreformable, shall be deemed divisible and deleted with respect to such jurisdiction; this Agreement shall not otherwise be affected.

10.3 ENTIRE AGREEMENT. The terms and provisions contained in this Agreement, including the Exhibits hereto, constitute the entire agreement between the parties and shall supersede all previous communications, representations, agreements or understandings, either oral or written, between the parties with respect to the subject matter hereof, including the Original Supply Agreement. No agreement or understanding varying or extending this Agreement shall be binding upon either party hereto, unless set forth in a writing which specifically refers to this Agreement, signed by duly authorized officers or representatives of the respective parties, and the provisions hereof not specifically amended thereby shall remain in full force and effect. By execution of this agreement, the parties further agree to waive and release all claims, unknown or unknown, it had or may have had against the other party relating to the Original Supply Agreement.

10.4 WAIVER. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver of any such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

10.5 NOTICES. All notices hereunder shall be deemed to have been delivered if by certified mail, return receipt requested, or if sent by facsimile, as follows.

      If to BRECKENRIDGE:
      Breckenridge Pharmaceutical, Inc.
      15 Massirio Drive
      Suite 201
      Berlin, CT 06037
      ATTN: General Counsel

      With Copy to VP Business Development

      If to ANDAPHARM:

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

      ANDAPHARM LLC
      5315 NW 35th Terrace
      Fort Lauderdale, Florida 33309
      ATTN: Charles J. Duffy, III, Esquire

      With a copy to Steven Getraer, CFO and John Copanos, Vice President, Business Development

10.6 SURVIVAL. The provisions of Paragraph 4, Paragraph 6 & 10 of the Agreement shall survive the termination of this Agreement.

10.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed to be an original of this Agreement and all of which, when taken together, shall be deemed to constitute one and the same agreement. Any party to this Agreement may deliver an executed copy hereof by facsimile transmission, including via PDF/email, to another party hereto and any such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement.

10.8 EXHIBITS, SCHEDULES. Any exhibits and schedules to this Agreement are hereby incorporated by reference into and made a part of this Agreement.

10.9 SIGNATURE WARRANTY. It is understood and agreed by the Parties that each represents and warrants to the other that the individual signing this Agreement on behalf of the Party is their duly authorized representative and that such individual's signature binds the Party represented to the terms of this Agreement.

10.10 ARBITRATION. Any and all disputes or claims arising or out of this Agreement shall be resolved by binding arbitration utilizing the American Arbitration Association and under the American Arbitration Association's commercial industry rules and to be held in the State of Florida. The decision of any arbitration panel shall be binding on the parties and enforceable in any court of competent jurisdiction

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers on the day and year first set forth above.

ANDAPHARM LLC                        BRECKENRIDGE PHARMACEUITCAL, INC.

By: /s/ Steven Getraer               By: /s/ Larry J. Lapila
    ------------------------------       ----------------------------
Name:   Steven Getraer               Name:   Larry J. Lapila
Title:  Chief Financial Officer      Title:  Vice President Business Development

Dated:                               Dated: 2/29/08

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT A

--------------------------------------------------------------------------------
                      PRODUCT DESCRIPTION AND SPECIFICATION
--------------------------------------------------------------------------------

[






                                        *






                                                                               ]

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

--------------------------------------------------------------------------------
                         PRICING AND MINIMUM QUANTITIES
--------------------------------------------------------------------------------

[






                                        *






                                                                               ]

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                    EXHIBIT B

                                                             ------------------

                               ------------------
                                 PURCHASE ORDER
                               ------------------

                                                       -----------------
                                                       P/O NUMBER   PAGE
[LOGO] BRECKENRIDGE PHARMACEUTICAL, INC.               -----------------
       1141 South Rogers Circle, Suite 3
       Boca Raton, FL 33487                   ----------------------------------
       561-443-3314 fax 561-989-0819          P/O DATE  ORDER TYPE CHANGE/CANCEL
                                              ----------------------------------

ORDERED                                 SHIP
   FROM                                   TO

--------------------------------------------------------------------------------
        BUYER         TERMS       ACKNOW-    CONFIRM    FOB    SHIP VIA     COL/
                                  LEDGE                                     PPD
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LINE  QUANTITY
 NO.  ORDERED          OUR ITEM NUMBER      YOUR ITEM   PRICE/  REQUESTED CHANGE
     BLANKET TYPE  U/M DESCRIPTION/COMMENTS NUMBER      UNIT    DATE      CANCEL
--------------------------------------------------------------------------------















--------------------------------------------------------------------------------
                  COMMENTS




                  --------------------------------------------------------------

                            ORDERED BY -----------------------------------------

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.